Variable Interest Entities	12 Months Ended
Dec. 31, 2025
Variable Interest Entities [Abstract]
Variable Interest Entities
3.	Variable Interest Entities

On June 10, 2024, the directors of Yoda Metal and DL Metal approved and adopted board resolutions whereby they irrevocably designated Hua Jun Yan as the authorized legal representative to sign and process any transaction for and on behalf of Yoda Metal and DL Metal. This authorization includes the use of electronic signatures for all directors as deemed necessary for any transactions.

On June 10, 2024, the Company’s wholly owned subsidiary, One and One HK, executed a series of Contractual Arrangement with each of the shareholders of Yoda Metal and DL Metal, establishing a variable interest entity (“VIE”) structure. These Contractual Arrangements include:

Exclusive Business Cooperation Agreements

Pursuant to the Exclusive Business Cooperation Agreement between (i) Yoda Metal and One and one HK, (ii) DL Metal and One and one HK, to provide Yoda Metal and DL Metal with technical support, consulting services and other management services relating to its day-to-day business operations and management, on an exclusive basis, utilizing its advantages in technology, business management and information. For services rendered to Yoda Metal and DL Metal by One and one HK under these agreement, One and one HK is entitled to collect a service fee that shall be calculated based upon service hours and multiple hourly rates provided by One and one HK. The service fee should approximately equal to Yoda Metal and DL Metal’s net profit.

The Exclusive Business Cooperation Agreement was executed on June 10, 2024, and has an initial term of ten years, expiring on June 10, 2034. Upon expiration of the initial term, the agreement automatically extends for successive ten-year terms unless One and one HK provides written notice of its intent not to renew. Yoda Metal (and DL Metal) do not have the right to terminate the agreement or block its automatic renewal. Furthermore, while One and one HK may terminate the agreement at any time by providing 30 days’ written notice, Yoda Metal is contractually prohibited from terminating the agreement unilaterally unless required by applicable law.

Exclusive Share Pledge Agreements

Under the Share Pledge Agreement between (i) One and one HK and each of the shareholders of Yoda Metal, and (ii) One and one HK and each of the shareholders of DL Metal, together holding 100% of the equity interests, of each Yoda Metal and DL Metal (“Yoda Metal and DL Metal Shareholders”), the Yoda Metal and DL Metal Shareholders pledged all of their equity interests in Yoda Metal and DL Metal to One and one HK to guarantee the performance of Yoda Metal and DL Metal’s obligations under the Exclusive Business Cooperation Agreement.

Under the terms of the Share Pledge Agreement, in the event that Yoda Metal and DL Metal breaches its contractual obligations under the Exclusive Business Cooperation Agreement, One and one HK, as pledgee, will be entitled to certain rights, including, but not limited to, the right to dispose of dividends generated by the pledged equity interests. The Yoda Metal and DL Metal Shareholders also agreed that upon occurrence of any event of default, as set forth in the Share Pledge Agreement, One and one HK is entitled to dispose of the pledged equity interest in accordance with applicable laws. The Yoda Metal and DL Metal Shareholders further agree not to dispose of the pledged equity interests or take any actions that would prejudice One and one HK’s interest.

The Share Pledge Agreement shall be effective until the full payment of the service fees under the Business Cooperation Agreement has been made and upon termination of Yoda Metal and DL Metal’s obligations under the Business Cooperation Agreement.

The purposes of the Share Pledge Agreement are to (1) guarantee the performance of Yoda Metal and DL Metal’s obligations under the Exclusive Business Cooperation Agreement, (2) ensure the shareholders of Yoda Metal and DL Metal do not transfer or assign the pledged equity interests, or create or allow any encumbrance that would prejudice One and one HK’s interests without One and one HK’s prior written consent and (3) provide One and one HK control over Yoda Metal and DL Metal.

Exclusive Option Agreement

Under the Exclusive Option Agreement, the shareholders of Yoda Metal and DL Metal irrevocably granted One and one HK (or its designee) an exclusive right to purchase, to the extent permitted under Philippines law, once or at multiple times, at any time, a portion or whole of the equity interests or assets in Yoda Metal and DL Metal held by the each of the entities’ shareholders. The purchase price is equal to the capital paid in by the Shareholders, adjusted pro rata for purchase of less than all of the Equity Interest and subject to any appraisal or restrictions required by applicable Philippine laws and regulations. The agreement will remain effective until all equity interests in Yoda Metal and DL Metal held by the shareholders of Yoda Metal and DL Metal are transferred or assigned to One and one HK or its designated person(s). The shareholders and Yoda Metal and DL Metal shall not have any right to terminate this agreement in any event unless otherwise required by Philippine laws.

As a result of these board resolutions and agreements, One and one HK has the power to direct the activities of Yoda Metal and DL Metal that most significantly impact their economic performance. Additionally, One and one HK has the right to receive benefits from Yoda Metal and DL Metal that could potentially be significant to Yoda Metal and DL Metal. Therefore, One and one HK is considered the primary beneficiary of Yoda Metal and DL Metal. Consequently, the financial results of Yoda Metal and DL Metal are consolidated into the financial statements of One and one HK in accordance with U.S. GAAP.

While the VIE structure allows for the consolidation of Yoda Metal and DL Metal, it also brings certain risks and uncertainties, and it is subject to significant scrutiny and could be impacted by regulatory changes including but not limited to:

●	Enforceability of the Contractual Arrangements under the applicable local laws

●	Potential changes in laws and regulations that could affect the enforceability of these arrangements

●	The ability of One and one HK to exercise control over Yoda Metal and DL Metal as anticipated

Management regularly assesses the VIE arrangements to ensure compliance with existing laws and regulations and to evaluate any potential changes in circumstances that could affect the consolidation of the VIE entities.

The following financial statement amounts and balances of the VIEs were included in the accompanying consolidated financial statements after elimination of intercompany transactions and balances:

	December 31, 2025	December 31, 2024
Current assets	$37,244,260	$24,750,653
Non-current assets	17,092,057	11,767,464
Total assets	54,336,317	36,518,117
Current liabilities	18,099,856	15,677,069
Non-current liabilities	3,315,122	91,897
Total Liabilities	21,414,978	15,768,966
Net assets	$32,921,339	$20,749,151

	Years Ended December 31,
	2025	2024	2023
Revenues	$65,822,739	$53,463,785	$41,270,484
Gross profit	15,760,798	10,570,827	8,882,183
Income before income tax expenses	13,074,408	8,418,346	7,330,292
Net income	$12,740,028	$6,476,772	$5,567,174
	Years Ended December 31,
	2025	2024	2023
Net cash (used in) / provided by operating activities	$(1,209,812)	$2,009,738	$4,060,835
Net cash used in investing activities	(29,591)	(11,542)	(3,835,841)
Net cash used in financing activities	(934,863)	(257,538)	(17,768)

The assets of the VIEs have not been pledged or used as collateral for other obligations and are solely for the VIEs’ own use and to settle their own obligations. The creditors of the VIEs can only claim against the assets of the VIEs and do not have the right to seek repayment from the Company’s assets.